ITEM 77Q1(a) MATERIAL AMENDMENTS TO CHARTER AND BY-LAWS

Incorporated by reference to exhibits (a)(2) and (b)(2) to post-effective amendment no.23 to Registrant's registration statement filed on Form Type 485APOS on February 28, 2003 (Accession No. 0001127563-03-000010).